                                                                     EXHIBIT 4.2

                           SHORT TERM PROMISSORY NOTE

US$60,000.00                                                   November 3, 2004

         FOR VALUE RECEIVED, Voyager One, Inc. promises to pay to the order of Castle Hill Advisory Group at such place as the holder of this Note may from time to time designate, the principal sum of Sixty Thousand and 00/100 (US$60,000.00) together with simple interest from the date hereof at the rate of six percent (6) per annum on the principal balance.

         A one installment payment will be due sixty (60) calendar days from the day when Voyager One, Inc. receives free and clear funds from the holder of the note.

         All payments on account of the indebtedness evidenced by this note shall be first applied to interest in the unpaid principal balance and the remainder to principal.

         All parties to this note severally waive presentment for payment, notice of dishonor, protest and notice of protest.


Voyager One, Inc.                               Sebastien C. DuFort
859 West End Court
Suite I                                         By:  /s/ Sebastien C  DuFort
Vernon Hills, IL   60061                           ----------------------------
Phone:    847-984-6200                                 Signature & Date
Fax:      847-984-6201


By: /s/ John A  Lichter  11-3-04
    ------------------------------
        Signature & Date
        John A. Lichter
        CEO

                                   CONSENT TO
                  AMENDMENT OF SHORT TERM PROMISSORY NOTE DATED
                                NOVEMBER 3, 2004

         FOR VALUE RECEIVED, the undersigned, Castle Hill Advisory Group and Voyager One, Inc., a Nevada corporation, hereby consent to an Amendment of the terms of the Short Term Promissory Note dated November 3, 2004, attached as Exhibit A hereto, as follows:

     1. The installment payment due date is hereby extended from January 4, 2005 to March 31, 2005.

     2. This Consent is effective January 4, 2005 regardless of when it is signed. The remaining terms of the original note dated November 3, 2004 shall remain in full force and effect.

                        "Payor"                            "Payee"


Name:          Voyager One. Inc.                  Castle Hill Advisory Group
Address:       859 West End Court
               Vernon Hills, IL   60061
Phone          847-984-6200
Fax            847-984-6201

               By:  /s/ John A. Lichter 1-4-05    By:  /s/ Sebastien C. DuFort
                    --------------------------        --------------------------
                  Signature & Date                   Signature & Date
                  John A. Lichter                    Sebastien C. DuFort
                  CEO                                President

                           SHORT TERM PROMISSORY NOTE

US$60,000.00                                                   November 3, 2004

         FOR VALUE RECEIVED, Voyager One, Inc. promises to pay to the order of Castle Hill Advisory Group at such place as the holder of this Note may from time to time designate, the principal sum of Sixty Thousand and 00/100 (US$60,000.00) together with simple interest from the date hereof at the rate of six percent (6) per annum on the principal balance.

         A one installment payment will be due sixty (60) calendar days from the day when Voyager One, Inc. receives free and clear funds from the holder of the note.

         All payments on account of the indebtedness evidenced by this note shall be first applied to interest in the unpaid principal balance and the remainder to principal.

         All parties to this note severally waive presentment for payment, notice of dishonor, protest and notice of protest.


Voyager One, Inc.                               Sebastien C. DuFort
859 West End Court
Suite I                                         By:  /s/ Sebastien C  DuFort
Vernon Hills, IL   60061                           ----------------------------
Phone:    847-984-6200                                 Signature & Date
Fax:      847-984-6201


By: /s/ John A  Lichter  11-3-04
    ------------------------------
        Signature & Date
        John A. Lichter
        CEO


                                  EXHIBIT A

                                   CONSENT TO
              SECOND AMENDMENT OF SHORT TERM PROMISSORY NOTE DATED
                                NOVEMBER 3, 2004


         The undersigned, Castle Hill Advisory Group and Voyager One, Inc., a Nevada corporation, hereby consent to a Second Amendment of the terms of the Short Term Promissory Note dated November 3, 2004:

         1. The payment due date is hereby extended from March 31, 2005 to July 31, 2005.

         2. The promissory note is amended on its face to change the principal amount from $60,000 to $50,000 to reflect the amount of funds actually received.

         3. This Consent is effective March 24, 2005 regardless of when it is signed. The remaining terms of the original note dated November 3, 2004 shall remain in full force and effect.


                           "Payee"


Name:             Castle Hill Advisory Group
Address:          433 S. Washington St.
                  Hinsdale, IL   60521

Phone             630-546-6672
Fax               630-321-0872

                 By: /S/ Sebastien C. DuFort
                     -----------------------------
                          Signature and Date
                          Sebastien C. DuFort
                          Managing Director

                                   CONSENT TO
               THIRD AMENDMENT OF SHORT TERM PROMISSORY NOTE DATED
                                NOVEMBER 3, 2004

         FOR VALUE RECEIVED, the undersigned, Castle Hill Advisory Group and Voyager One, Inc., a Nevada corporation, hereby consent to a Third Amendment of the terms of the Short Term Promissory Note dated November 3, 2005 with a principal amount of $50,000, as amended, as follows:

         1. The maturity date of July 31, 2005 is hereby extended to anytime on demand after August 9, 2005.

         2. This Consent is effective July 31, 2005 regardless of when it is signed. The remaining terms of the original note dated November 3, 2005 shall remain in full force and effect.


                           "Payee"


Name:             Castle Hill Advisory Group
Address:          433 S. Washington St.
                  Hinsdale, IL   60521

Phone             630-546-6672
Fax               630-321-0872

                  By: /s/ Sebastien C. DuFort
                      ---------------------------
                           Signature and Date
                           Sebastien C. DuFort
                           Managing Director